Exhibit 99.1

Hillenbrand, Inc. to Acquire Milacron Holdings Corp.

Enhances Growth Opportunities with Leading Brands and New Technologies

Increases Scale and Diversification

Expected to Deliver Double-Digit Earnings Accretion in First Full Year and Annualized Cost Synergies of Approximately $50 Million Within Three Years Following Close

Combined Company Expected to Generate Annual Revenues of Approximately $3 Billion and Free Cash Flow of Greater Than $325 Million by 2021

BATESVILLE, Ind. and CINCINNATI, Ohio, July 12, 2019 - Hillenbrand, Inc. (NYSE: HI) and Milacron Holdings Corp. (NYSE: MCRN) today announced that they have entered into a definitive agreement under which Hillenbrand will acquire Milacron in a cash and stock transaction valued at approximately $2 billion, including net debt of approximately $686 million as of March 31, 2019.

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Milacron stockholders will receive $11.80 in cash and a fixed exchange ratio of 0.1612 shares of Hillenbrand common stock for each share of Milacron common stock they own. Based on Hillenbrand’s closing stock price on July 11, 2019, the last trading day prior to the announcement, the implied cash and stock consideration to be received by Milacron stockholders is $18.07 per share, representing a premium of approximately 34% to Milacron’s closing stock price on July 11, 2019, and a premium of approximately 38% to Milacron’s 30-day volume-weighted average price as of the close on July 11, 2019. Upon closing, Hillenbrand shareholders will own approximately 84% of the combined company, and Milacron stockholders will own approximately 16%.

Milacron manufactures, distributes, and services engineered and customized systems in the approximately $30 billion plastics technology and processing industry, as well as fluid technologies and processing systems. Milacron operates in three segments: Melt Delivery & Control Systems, which designs and manufactures highly engineered, technically advanced hot runner and process control systems, mold bases, and components; Advanced Plastics Processing Technologies, which designs and manufactures plastics processing equipment and systems, including injection molding, extrusion, and auxiliary systems; and Fluid Technologies, which manufactures products that are used in a variety of metalworking processes.

This transaction represents a pivotal step in Hillenbrand’s vision to become a world-class global diversified industrial company by adding new strategic businesses in hot runner systems and injection molding to Hillenbrand’s portfolio through Milacron’s leading brands, including Mold-Masters and Milacron injection molding. Together, the combined company will have increased scale and meaningful product diversification, enhancing its ability to serve customers through complementary technologies across the plastics value chain, including plastic base resins production, compounding, processing both extruded and injection-molded products, and recycling.

Joe Raver, President and Chief Executive Officer of Hillenbrand, said, “This transaction meaningfully transforms our portfolio and product offering by adding Milacron’s leading technology solutions and sizable installed customer base to help us drive long-term growth. Milacron aligns with our profitable growth strategy and acquisition framework and we expect the additional capabilities from its high-performing segments to accelerate free cash flow generation and improve margins across the business. I have great respect for Milacron’s talented employees and look forward to welcoming them to Hillenbrand as we embark on this next step in our strategy and create enhanced value for our shareholders, customers, employees, and communities.”

Tom Goeke, Milacron Chief Executive Officer, said, “After careful review, our Board unanimously concluded that a combination with Hillenbrand represents a unique opportunity to provide Milacron stockholders with significant and immediate value and the ability to benefit from the upside potential of the combined company. Hillenbrand has a tremendous track record of growing and driving value across its portfolio of highly engineered products. Together, we will continue to provide customers with breakthrough products and customized systems. This combination is a result of the Milacron team’s tremendous progress in enhancing our position as a global leader in plastics technology and processing. I am confident we have found a strong partner in Hillenbrand and look forward to a seamless transition.”

Compelling Strategic and Financial Benefits

•                  Enhances Growth Opportunities With Leading Brands and New Technologies: The combined company will be able to leverage its industry-leading technologies and broadened product offerings to reach additional customer segments. Milacron’s technologies will enable Hillenbrand to offer solutions across key conversion steps in plastics processing including injection molding, extrusion, and hot runner systems. Additionally, the combined company will have an expanded reach in attractive end markets, including construction, consumer packaging, automotive, electronics, medical, and recycling.

•                  Adds Complementary Businesses; Increases Scale and Diversification: With Milacron, Hillenbrand will add new complementary businesses to its portfolio, including leading positions in plastics technology and processing. With broader global scale and a presence in more than 50 countries, the combined company will be well positioned to capitalize on emerging trends across the plastics value chain.

•                  Creates and Drives Efficiencies With Significant Cost Synergies: Milacron will benefit from the Hillenbrand Operating Model (HOM), and Hillenbrand expects to leverage Milacron’s global shared services center to drive operational efficiency. The transaction is expected to generate annualized, run-rate cost synergies of approximately $50 million within three years following close, primarily through reducing public company costs, realizing operating efficiencies, and capturing direct and indirect spend opportunities. The transaction is also expected to generate revenue synergies, driven by opportunities to cross-sell extruder and material handling equipment, and to leverage the combined service footprint to further penetrate the product aftermarket. These efficiencies will be driven across the combined organization through utilizing the HOM, while maintaining a commitment to serving customers with excellence and innovation.

•                  Delivers Strong Financial Benefits: The transaction is expected to deliver double-digit Adjusted EPS accretion in the first year following close and will immediately improve Adjusted EBITDA margin. Hillenbrand anticipates further margin improvement as the combined company leverages scale and realizes cost savings. Hillenbrand expects to generate free cash flow greater than $325 million by 2021, retain its investment-grade credit rating, and deploy cash flow aligned with its capital allocation strategy, including maintaining its quarterly dividend. Hillenbrand expects to refinance Milacron’s outstanding debt at close and reduce net leverage to below 2.75x within 12 months post-close.

Timing, Approvals, and Financing

The transaction, which is expected to close in the first calendar quarter of 2020, is subject to customary closing conditions and regulatory approvals, including the approval of stockholders of Milacron.

Hillenbrand intends to fund the cash portion of the transaction through debt financing and has secured a committed bridge financing facility led by J.P. Morgan.

Advisors

J.P. Morgan Securities LLC is serving as the exclusive financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Hillenbrand. Barclays is serving as the exclusive financial advisor and Ropes and Gray LLP is serving as legal advisor to Milacron.

Conference Call and Webcast

The companies will host a conference call and webcast today at 8:30 a.m. ET to discuss the transaction.

The conference call can be accessed by dialing 833-241-7251 within the United States and 647-689-4215 for all other locations. The confirmation code is 2976776. Participants should dial in 10 minutes prior to the scheduled start time.

A live webcast of the conference call and associated presentation materials will be available in the investor relations section of each company’s website at https://ir.hillenbrand.com/investor-relations/default.aspx and https://investors.milacron.com/.

A replay of the conference call will be available approximately two hours after completion of the conference call for one year, and can be accessed by dialing 800-585-8367 from the United States or 416-621-4642 from outside the United States. The replay confirmation code is 2976776. The webcast will be archived in the investor relations section of each company’s website.

About Hillenbrand

Hillenbrand (www.Hillenbrand.com) is a global diversified industrial company with multiple leading brands that serve a wide variety of industries around the world. We pursue profitable growth and robust cash generation to drive increased value for our shareholders. Hillenbrand’s portfolio is composed of two business segments: the Process Equipment Group and Batesville. The Process Equipment Group businesses design, develop, manufacture and service highly engineered industrial equipment around the world. Batesville is a recognized leader in the death care industry in North America. Hillenbrand is publicly traded on the NYSE under “HI.”

About Milacron

Milacron is a global leader in the manufacture, distribution, and service of highly engineered and customized systems within the plastic technology and processing industry. Milacron is the only global company with a full-line product portfolio that includes hot runner systems, injection molding, mold components and extrusion equipment plus a wide market range of advanced fluid technologies. Visit Milacron at www.milacron.com.

Forward-Looking Statements

Cautionary Statement

This communication contains statements, including statements regarding the proposed acquisition of Milacron Holdings Corp. (“Milacron”) by Hillenbrand, Inc. (“Hillenbrand”) that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, financings, share repurchases and other measures of financial performance or potential future plans or events, strategies, objectives, expectations, beliefs, prospects, assumptions, projected costs or savings or transactions of Hillenbrand, Milacron or the combined company following Hillenbrand’s proposed acquisition of Milacron (the “Proposed Transaction”), the anticipated benefits of the Proposed Transaction, including estimated synergies, the expected timing of completion of the transaction and other statements that are not strictly historical in nature. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “outlook,” “guidance” and similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statement due to any number of factors. These factors include, but are not limited to: the impact of the 2017 Tax Cuts and Jobs Act, enacted by the U.S. government on December 22, 2017, on Hillenbrand’s or Milacron’s financial position, results of operations, and cash flows; the outcome of any legal proceedings that may be instituted against Hillenbrand, Milacron or any companies each may acquire; global market and economic conditions, including those related to the credit and equity markets and international trade related matters, tariffs and other trade matters; volatility of our respective investment portfolios; adverse foreign currency fluctuations; involvement in claims, lawsuits and governmental proceedings related to operations; labor disruptions; the dependence of Hillenbrand’s business units on relationships with several large providers; demand for our respective products being significantly affected by general economic conditions; increased costs or unavailability of raw materials; continued fluctuations in mortality rates and increased cremations; competition from nontraditional sources in the death care industry; any decline in the use of plastic; cyclical demand for industrial capital goods; the competitiveness of the industries in which we operate and the financial resources of our competitors; certain tax-related matters; changes to legislation, regulation, treaties or government policy, including any resulting from the current political environment; the ability of Hillenbrand and Milacron to receive the required regulatory approvals for the Proposed Transaction, or that such regulatory approvals are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the Proposed Transaction, the ability of Milacron to receive the  approval of Milacron’s stockholders and the ability of Milacron and Hillenbrand to satisfy the other conditions to the closing of the Proposed Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of Hillenbrand and Milacron to terminate the merger agreement; negative effects of the announcement or the consummation of the Proposed Transaction on the market price of Hillenbrand’s and/or Milacron’s common stock and/or on their respective businesses, financial conditions, results of operations and financial performance (including the ability of Milacron to maintain relationships with its customers, suppliers and others with whom it does business); uncertainties as to access to available financing of the

Proposed Transaction (including financing for the Proposed Transaction) on a timely basis and on reasonable terms; uncertainties as to the long-term value of the common stock of Hillenbrand following the merger, including the dilution caused by Hillenbrand’s issuance of additional shares of its common stock in connection with the Proposed Transaction; the impact of the additional indebtedness Hillenbrand will incur in connection with the Proposed Transaction; risks relating to the value of the Hillenbrand shares to be issued in the Proposed Transaction; significant transaction costs and/or unknown liabilities of the Proposed Transaction; the possibility that the anticipated benefits from the Proposed Transaction cannot be realized by Hillenbrand in full or at all or may take longer to realize than expected; risks related to disruption of Milacron’s management’s attention from Milacron’s ongoing business operations due to the Proposed Transaction; risks associated with contracts containing consent and/or other provisions that may be triggered by the Proposed Transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Milacron’s operations with those of Hillenbrand will be greater than expected; the ability of Milacron and the combined company to retain and hire key personnel; the impact  of new or changes in current laws, regulatory or other industry standards, including privacy and cybersecurity laws and regulations; and events beyond Hillenbrand’s and Milacron’s control, such as acts of terrorism. There can be no assurance that the Proposed Transaction  or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see Hillenbrand’s and Milacron’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”) and other written statements made by Hillenbrand and/or Milacron from time to time. The forward-looking information herein is given as of this date only, and neither Hillenbrand nor Milacron undertakes any obligation to revise or update it.

Additional Information and Where to Find It

In connection with the proposed acquisition by Hillenbrand of Milacron (the “Proposed Transaction”), Hillenbrand will file with the SEC a registration statement on Form S-4 to register the shares of Hillenbrand’s common stock to be issued in connection with the Proposed Transaction.  The registration statement will include a document that serves as a prospectus of Hillenbrand and a proxy statement of Milacron (the “proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY DO AND THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to Milacron’s stockholders when it becomes available. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Hillenbrand or Milacron when it becomes available. The documents filed by Hillenbrand with the SEC may be obtained free of charge at Hillenbrand’s website at www.hillenbrand.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Hillenbrand by requesting them by mail at Hillenbrand, Inc., One Batesville Boulevard, Batesville, IN 47006, or by telephone at (812) 931 6000. The documents filed by Milacron with the SEC may be obtained free of charge at Milacron’s website at www.milacron.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Milacron by requesting them by mail at Milacron Holdings Corp., 10200 Alliance Road, Suite 200, Cincinnati, OH, 45242, or by telephone at (513) 487-5000.

Participants in the Solicitation

Hillenbrand, Milacron and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Milacron’s stockholders with respect to the Proposed Transaction.  Information about Hillenbrand’s directors and executive officers is available in Hillenbrand’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 filed with the SEC on November 13, 2018 and its definitive proxy statement for the 2019 annual meeting of shareholders filed with the SEC on January 2, 2019.  Information concerning the ownership of Milacron’s securities by Milacron’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information regarding the names, affiliations and interests of such individuals is available in Milacron’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on February 28, 2019 and its definitive proxy statement for the 2019 annual meeting of shareholders filed with the SEC on March 15, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Hillenbrand or Milacron as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption.

Contacts for Hillenbrand:

Investor Relations

Rich Dudley, Senior Director, Investor Relations

Phone: 812-931-5001

Email: Rich.Dudley@Hillenbrand.com

Corporate Communications

Tory Flynn, Director, Corporate Communications

Phone: 812-931-5024

Email: Tory.Flynn@Hillenbrand.com

Media

Andi Rose / Ed Trissel / Tim Ragones

Joele Frank, Wilkinson Brimmer Katcher

Phone: 212-355-4449

Contacts for Milacron:

Investor Relations

Andy Kitzmiller

Vice President — Finance and Corporate Controller

andrew_kitzmiller@milacron.com

Media Relations

Lacy Wise

Manager Corporate Communications

lacy_wise@milacron.com

Bryan Locke / Mike DeGraff / Lindsay Charles

Sard Verbinnen & Co.

Phone: 312-895-4700